AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) — RATING: DO-A1 — PAGE 1 OF 18 PAGES

2. CONTRACT (Proc. Inst. Ident.) NO. FA8650-07-C-7711	3. EFFECTIVE DATE
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.	See Section G
5. ISSUED BY PKDA — CODE FA8650 USAF/AFMC DET 1 AF RESEARCH LABORATORY 2310 EIGHTH STREET, BUILDING 167 WRIGHT-PATTERSON AFB OH 45433-7801 MELINDA K. DAWES (937) 255-3614 MELINDA.DAWES@WPAFB.AF.MIL	6. ADMINISTERED BY (If other than Item 5) — CODE S0512A DCMA LOS ANGELES P.O. BOX 9608 MISSION HILLS, CA 91346-9608 DCMALOSANGELES@DCMA.MIL SCD: C PAS: (NONE)
7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SUPERCONDUCTOR TECHNOLOGIES INC. 460 WARD DRIVE SANTA BARBARA, CA 93111-2356 (805) 690-4500 MAILING DATE APR 20 2007 CODE 0EYH7 — FACILITY CODE	8. DELIVERY ☐ FOB ORIGIN ☒ OTHER (See below) 9. DISCOUNT FOR PROMPT PAYMENT N 10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN — ITEM: See Block 12
11. SHIP TO/MARK FOR — CODE See Section F	12. PAYMENT WILL BE MADE BY — CODE HQ0339 DFAS COLUMBUS CENTER DFAS-CO/WEST ENTITLEMENT OPS P.O. BOX 182381 COLUMBUS, OH 43218-2381 EFT: T
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: ☐ 10 U.S.C. 2304(c) ( ) ☐ 41 U.S.C. 253(c) ( )	14. ACCOUNTING AND APPROPRIATION DATA See Section G

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
See Section B					
				15G. TOTAL AMOUNT OF CONTRACT	$ 4,761,529.00

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT *(Contractor is required to sign this document and return* 1 *copies to issuing office.)* Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. *(Attachments are listedc herein.)*

18. ☐ AWARD *(Contractor is not required to sign this document.)* Your offer on Solicitation Number including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above andon any condition sheets. this award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) Robert B. Hammond Sr. Vice President, CTO	20A. NAME OF CONTRACTING OFFICER DAWN M. ROSS
19B. NAME OF CONTRACTOR BY [signature] (Signature of person authorized to sign) — 19C. DATE SIGNED: 18 APRIL 2007	20B. UNITED STATES OF AMERICA BY [signature] (Signature of Contracting Officer) — 20C. DATE SIGNED: 20 Apr 07